Exhibit 99.3

First Interstate BancSystem, Inc. Agrees to Acquire

Helena-based Mountain West Financial Corp.

COMPANY RELEASE — February 10, 2014

(BILLINGS, Mont., & HELENA, Mont.) First Interstate BancSystem, Inc. (NASDAQ: FIBK)(“First Interstate”),  parent company of First Interstate Bank, and Mountain West Financial Corp. (OTCBB: MTWF)(“Mountain West”), parent company of Mountain West Bank, National Association announced today that First Interstate has signed a definitive agreement to acquire the Helena-based Mountain West.  With assets of $647 million, as of September 30, 2013, Mountain West Bank currently operates 12 branches throughout central and western Montana in Helena, Great Falls, Missoula, Kalispell, Whitefish, and Bozeman.

“Like First Interstate Bank, Mountain West Bank is a community bank whose success has been built on a foundation of commitment to its customers and communities,” said Tom Scott, Chairman of First Interstate.  “Bringing these two companies together gives us the opportunity to expand our state-wide market in Montana and provides us with a solid presence in the Helena Market.  We’re confident this acquisition will create long-term value for both companies: our customers, our employees, our shareholders and our communities.”

First Interstate President and CEO Ed Garding added, “We are excited about the possibilities created through the combination of our two companies and are honored to have Mountain West become a part of our organization.  They’ve worked hard to create a strong franchise and are a recognized leader in the Helena community and the other communities they serve across Montana.”

“We are delighted to be joining the First Interstate organization,” said Rick Hart, CEO of Mountain West. “With First Interstate Bank, our customers will benefit from an expanded line of financial services and innovative solutions, while continuing to benefit from personalized service and local decision-making.   Our customers, employees and shareholders will be joining a company where people can be proud to bank, proud to work and proud to invest.”

Pursuant to the terms of the definitive merger agreement, Mountain West shareholders will receive 0.2552 shares of First Interstate Class A common stock plus $7.125 in cash in exchange for each share of Mountain West common stock they hold.    Mountain West shareholders will be allowed to elect, subject to allocation procedures, to receive their specific merger consideration in all stock or all cash in amounts intended to be substantially equal in value to the above described combination of both stock and cash for each share of Mountain West common stock.  The value received by Mountain West shareholders will fluctuate based on First Interstate’s stock price.  Based on First Interstate’s closing stock price of $24.77 on February 10, 2014, Mountain West shareholders would have received consideration value at approximately $13.45 per share, with a total value paid to Mountain West shareholders and option holders of approximately $72.8 million.

Upon completion of this merger, First Interstate will have total assets of approximately $8.2 billion and gain the #1 deposit market share in the state of Montana.  First Interstate expects the transaction to be immediately accretive to earnings per share.   The transaction, unanimously approved by the boards of directors of both companies, is subject to regulatory approval and approval by the shareholders of Mountain West.  Completion of the acquisition is expected by mid-2014.

First Interstate management will review additional information regarding the transaction in a conference call beginning at 10:00 a.m. Mountain Time on Tuesday, February 11, 2014. The call may be accessed by dialing 1-888-317-6016.  To participate via the Internet, log on to www.FIBK.com.   A replay will be available approximately one hour after the end of the conference call by dialing 1-877-344-7529.  The conference ID is 10041082.  The call will also be archived on our website, www.FIBK.com.

First Interstate BancSystem Inc. was advised in the transaction by Sandler O’Neill & Partners, L.P. as financial advisor, and Christian Samson Jones, PLLC and Holland & Hart LLP as legal counsel.  Mountain West Financial Corp. was advised in the transaction by D.A. Davidson & Co., as financial advisor, and Fredrikson & Byron, P.A. as legal counsel.

About First Interstate BancSystem, Inc.

First Interstate is a financial services holding company, headquartered in Billings, Montana, with $7.6 billion in assets as of December 31, 2013.  It is the parent company of First Interstate Bank, a community bank operating 74 banking offices, along with online and mobile banking services, throughout Montana, Wyoming and South Dakota.  As a recognized leader in community banking services with 25 consecutive years of profitability, First Interstate’s culture is driven by strong family and corporate values, as well as a commitment to long-term organic growth, exemplary customer service, exceeding customer expectations through its products and services and supporting, with leadership and resources, the communities it serves.

About Mountain West Financial Corp.

Mountain West is a Helena, Montana-based bank holding company that operates one wholly-owned subsidiary bank, Mountain West Bank, which was founded in 1991.   As of September 30, 2013, Mountain West Bank had total assets of $647 million.  Mountain West Bank operates 12 branches in five primary markets in Montana— Helena, Great Falls, Missoula, the Flathead Valley (Kalispell and Whitefish) and Bozeman.

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about First Interstate’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving First Interstate and Mountain West, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following:  the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Interstate and Mountain West operate; the ability to promptly and effectively integrate the businesses of First Interstate Bank and Mountain West Bank; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues.

These factors are not necessarily all of the factors that could cause First Interstate’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm First Interstate’s or the combined company’s results.

All forward-looking statements attributable to First Interstate’s or the combined company’s or persons acting on First Interstate’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and First Interstate does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If First Interstate updates one or more forward-looking statements, no inference should be drawn that First Interstate will make additional updates with respect to those or other forward-looking statements.

Additional Information About the Merger and Where to Find it

First Interstate intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus and other relevant materials in connection with the merger, including the definitive merger agreement.  The proxy statement/prospectus will be mailed to the shareholders of Mountain West.  Investors are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Mountain West, First Interstate and the merger.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by First Interstate with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors may obtain free copies of the documents filed by First Interstate with the SEC by contacting Amy Anderson, First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, MT, 59101; telephone 406-255-5390.

FIRST INTERSTATE BANCSYSTEM, INC. CONTACTS:

INVESTOR RELATIONS:

Marcy Mutch, Investor Relations Officer

406-255-5322

Investor.relations@fib.com

or

MEDIA:

Cynthia Lyle, Senior Vice President, Marketing Director

406-255-5337

cynthia.lyle@fib.com

or

MOUNTAIN WEST FINANCIAL CORP. CONTACT:

Rick Hart, President and CEO

1225 Cedar Street

Helena, MT  59601